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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                              -------------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 26, 1999


                               RMS TITANIC, INC.
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                      000-24452                  59-2753162
----------------------------         -------------           -------------------
(STATE OR OTHER JURISDICTION           COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)               (FILE NUMBER)           IDENTIFICATION NO.)


17 BATTERY PLACE, SUITE 203, NEW YORK, NY                           10004
-----------------------------------------                        ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


       Registrant's telephone Number, including area code: (212) 558-6300


                                      N/A
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. Other Matters

         Effective November 26, 1999 through an action by written consent of stockholders holding a majority of the voting rights to outstanding common stock that George H. Tulloch, Allan H. Carlin, Kurt Hothorn, and Paul Henri Nargeoblet were removed as directors of the Company leaving Arnie Geller and G. Michael Harris as the remaining two directors.

         Reference is made to a Schedule 13D filed on November 26, 1999 for additional information.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RMS TITANIC, INC.
                                             (Registrant)

                                             By: /s/ Arnie Geller
                                                 ------------------------------
                                                     ARNIE GELLER
                                                     Chief Executive Officer


Date: December 7, 1999



































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